Exhibit 10.4

FIFTH AMENDMENT

TO THE

THIRD AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

FIFTH AMENDMENT TO THE THIRD AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of February 1, 2006 (this “Amendment”), by and between CHASE BANK USA, NATIONAL ASSOCIATION (formerly known as Chase Manhattan Bank USA, National Association, the “Bank”), a national banking association, as Transferor and as Servicer, and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the “Trustee”).

WHEREAS, The Chase Manhattan Bank, a New York banking corporation (successor to Chemical Bank), as Transferor and Servicer, and the Trustee are parties to a Pooling and Servicing Agreement, dated as of October 19, 1995 (the “Original Pooling and Servicing Agreement”);

WHEREAS, Chase Manhattan Bank USA, National Association, a national banking association (formerly known as The Chase Manhattan Bank (USA) and predecessor to the Bank), as Transferor on and after June 1, 1996, The Chase Manhattan Bank, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee are parties to an Amended and Restated Pooling and Servicing Agreement, dated as of June 1, 1996 (the “Amended Pooling and Servicing Agreement”);

WHEREAS, all of the parties to the Amended Pooling and Servicing Agreement are parties to a Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996 (the “Second Amended and Restated Pooling and Servicing Agreement”);

WHEREAS, all of the parties to the Second Amended and Restated Pooling and Servicing Agreement are parties to a Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto, dated as of March 31, 2001, the Second Amendment thereto, dated as of March 1, 2002, the Third Amendment thereto, dated July 15, 2004, and the Fourth Amendment thereto, dated as of October 15, 2004 (as amended, supplemented or otherwise modified, the “Agreement”);

WHEREAS, subsection 13.1(b) of the Agreement provides that the Transferor, the Servicer and the Trustee, without the consent of any of the Certificateholders, may amend the Agreement from time to time so long as (i) the Servicer shall have provided an Officer’s Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of any Certificateholder and will not significantly change the Permitted Activities of the Trust, (ii) the Servicer shall have provided a Tax Opinion with respect to such amendment and (iii) the Servicer shall have provided at least ten (10) Business Days’ prior written notice to each Rating Agency of such amendment and shall have received written confirmation from each Rating Agency that such action will satisfy the Rating Agency Condition;

WHEREAS, the Trustee has received (i) an Officer’s Certificate of the Servicer to the effect that this Amendment will not materially and adversely affect the interests of any Certificateholder and will not significantly change the Permitted Activities of the Trust, (ii) a

Tax Opinion with respect to this Amendment and (iii) written confirmation from each Rating Agency that this Amendment will satisfy the Rating Agency Condition; and

WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with.

NOW, THEREFORE, pursuant to subsection 13.1(b) of the Agreement, the Transferor, the Servicer and the Trustee are executing and delivering this Amendment in order to amend the provisions of the Agreement in the manner set forth below.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

SECTION 1. Amendment to Section 3.5.

Section 3.5 of the Agreement shall be amended to read in its entirety as follows:

Section 3.5 Annual Servicer’s Certificates

(a) Servicer Compliance Statement. Within the earlier of 90 days after the end of each fiscal year of the Servicer or such date as required by Regulation AB, beginning after the end of fiscal year 2006, the Servicer will deliver to the Trustee, any Credit Enhancement Provider and each Rating Agency, the statement of compliance required under Item 1123 of Regulation AB with respect to such fiscal year, which statement shall be in the form of an Officer’s Certificate of the Servicer to the effect that (a) a review of the activities of the Servicer during such fiscal year and of its performance under this Agreement was made under the supervision of the officer signing such certificate, (b) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such fiscal year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof; provided, however, that on or before the 90th day after the end of fiscal year 2005, the Servicer shall cause to be delivered the Officer’s Certificate of the Servicer as required to be delivered pursuant to, and in accordance with, Section 3.5 of this Agreement as written prior to giving effect to the Fifth Amendment to this Agreement, dated as of February 1, 2006 (the “Fifth Amendment”). A copy of such statement may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

(b) Report of Assessment of Compliance with Servicing Criteria. Within the earlier of 90 days after the end of each fiscal year of the Servicer or such date as required by Regulation AB, beginning after the end of fiscal year 2006, the Servicer will deliver to the Trustee, any Credit Enhancement Provider and the Rating Agency, a report of compliance with servicing criteria required under Item 1122 of Regulation AB with respect to such fiscal year, which report will be in the form of an Officer’s Certificate of the Servicer to the effect that (i) the Servicer is responsible for assessing compliance with the servicing obligations under this Agreement; (ii) the Servicer has used the criteria in paragraph (d) of Item 1122 of Regulation AB to assess compliance with the servicing obligations under this Agreement; (iii)

the Servicer has assessed compliance with the servicing obligations under this Agreement as of and for the period ending the end of such fiscal year and has disclosed any material instance of noncompliance identified by the Servicer; and (iv) a registered public accounting firm has issued an attestation report on the Servicer’s assessment of compliance with the servicing obligations under this Agreement as of and for the period ending the end of such fiscal year. A copy of such report may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

SECTION 2. Amendment to Subsection 3.6(a).

Subsection 3.6(a) of the Agreement shall be amended to read in its entirety as follows:

(a) Within the earlier of 90 days after the end of each fiscal year of the Servicer or such date as required by Regulation AB, beginning after the end of fiscal year 2006, the Servicer shall cause a registered public accounting firm (who may also render other services to the Servicer or the Transferor) to furnish to the Trustee, any Credit Enhancement Provider and each Rating Agency an attestation report on each assessment of compliance with the servicing criteria with respect to the Servicer or any affiliate thereof during the related fiscal year delivered by such accountants pursuant to Rule 13(a)-18 or Rule 15(d)-18 of the Exchange Act and Item 1122 of Regulation AB; provided, however, that on or before the 90th day after the end of fiscal year 2005, the Servicer shall cause to be furnished such reports as were required to be delivered pursuant to, and in accordance with, subsection 3.6(a) of this Agreement as written prior to giving effect to the Fifth Amendment. A copy of such report or reports may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

SECTION 3. Ratification of the Agreement. As amended by this Amendment, the Agreement is in all respects ratified and confirmed, and the Agreement, as so amended by this Amendment, shall be read, taken and construed as one and the same instrument.

SECTION 4. Severability. If any one or more of the covenants, agreements, provisions or terms or portions thereof of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms or portions thereof shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms or portions of this Amendment.

SECTION 5. Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES

UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

CHASE BANK USA,
NATIONAL ASSOCIATION, as Transferor and Servicer

By:	/s/ Keith W. Schuck
Name:	Keith W. Schuck
Title:	President

THE BANK OF NEW YORK, as Trustee

By:	/s/ Ryan Bittner
Name:	Ryan Bittner
Title:	Assistant Treasurer

Amendment No. 5 - 3rd A&R PSA of Chase Credit Card Master Trust

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